UNITED STATES BANKRUPTCY COURT
     Southern        DISTRICT OF        Indiana
                    Indianapolis Division
In Re. GREGG APPLIANCES, INC.	§ § § §	Case No. 17-01303
Lead Case No. 17-01302

Debtor(s)
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 08/31/2021	Petition Date: 03/06/2017

Months Pending: 54	Industry Classification:	4	4	3	1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐
Debtor's Full-Time Employees (current):		1
Debtor's Full-Time Employees (as of date of order for relief):		3,500

Supporting Documentation (check all that are attached):
(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)
☐      Statement of cash receipts and disbursements
☐      Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☐      Statement of operations (profit or loss statement)
☐      Accounts receivable aging
☐      Postpetition liabilities aging
☐      Statement of capital assets
☐      Schedule of payments to professionals
☐      Schedule of payments to insiders
☐      All bank statements and bank reconciliations for the reporting period
☐      Description of the assets sold or transferred and the terms of the sale or transfer
/s/ Jeffrey A. Hokanson	Jeffrey A. Hokanson
Signature of Responsible Party	Printed Name of Responsible Party

09/22/2021
Date	Ice Miller LLP One American Square, Suite 2900 Indianapolis, IN 46282
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Debtor's Name	GREGG APPLIANCES, INC.	Case No. 17-01303

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$1,226,397
b. Total receipts (net of transfers between accounts)	$90	$32,085,017
c. Total disbursements (net of transfers between accounts)	$97,888	$153,915,390
d. Cash balance end of month (a+b-c)	$1,128,599
e. Disbursements made by third party for the benefit of the estate	$0	$0
f. Total disbursements for quarterly fee calculation (c+e)	$97,888	$153,915,390

Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.)

a. Accounts receivable (total net of allowance)	$5,954,425
b. Accounts receivable over 90 days outstanding (net of allowance)	$5,954,425
c. Inventory (Book ☐ Market ☐ Other ☒ (attach explanation))	$0
d. Total current assets	$14,560,749
e. Total assets	$14,560,749
f. Postpetition payables (excluding taxes)	$10,254,956
g. Postpetition payables past due (excluding taxes)	$10,253,958
h. Postpetition taxes payable	$936,490
i. Postpetition taxes past due	$936,244
j. Total postpetition debt (f+h)	$11,191,446
k. Prepetition secured debt	$0
l. Prepetition priority debt	$0
m. Prepetition unsecured debt	$191,198,909
n. Total liabilities (debt) (j+k+l+m)	$202,390,355
o. Ending equity/net worth (e-n)	$-187,829,606

Part 3: Assets Sold or Transferred	Current Month	Cumulative

a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$9,514,845

b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$443,274

c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$9,071,571

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$0
b. Cost of goods sold (inclusive of depreciation, if applicable)	$0
c. Gross profit (a-b)	$0
d. Selling expenses	$0
e. General and administrative expenses	$-51,097
f. Other expenses	$92
g. Depreciation and/or amortization (not included in 4b)	$0
h. Interest	$0
i. Taxes (local, state, and federal)	$0
j. Reorganization items	$0
k. Profit (loss)	$-51,005	$-115,554,965

Debtor's Name	GREGG APPLIANCES, INC.	Case No. 17-01303

Part 5: Professional Fees and Expenses
a.				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
	Debtor's professional fees & expenses (bankruptcy) Aggregate Total			$0	$12,687,363	$0	$17,512,245
	Itemized Breakdown by Firm
		Firm Name	Role
	i	MORGAN, LEWIS & BOCKIU	Lead Counsel	$0	$2,778,932	$0	$2,519,564
	ii	STIFEL, NICOLAUS & COMP	Financial Professional	$0	$0	$0	$700,000
	iii	BERKELEY RESEARCH GRO	Financial Professional	$0	$2,423,421	$0	$2,394,421
	iv	DONLIN, RECANO & COMPA	Other	$0	$0	$0	$1,265,540
	v	ICE MILLER LLP	Local Counsel	$0	$2,007,146	$0	$1,992,794
	vi	BINGHAM GREENBAUM DO	Special Counsel	$0	$234,875	$0	$212,658
	vii	COOLEY LLP	Special Counsel	$0	$2,557,805	$0	$2,567,066
	viii	PROVINCE, INC.	Financial Professional	$0	$556,352	$0	$583,198
	ix	DLA PIPER LLP US	Other	$0	$5,452	$0	$2,549,550
	x	FAEGRE DRINKER BIDDLE	Special Counsel	$0	$0	$0	$424,058
	xi	CHOATE HALL & STEWART	Special Counsel	$0	$0	$0	$902,972
	xii	ASK LLP	Other	$0	$0	$0	$675,000
	xiii	GREAT AMERICAN GROUP	Other	$0	$0	$0	$368,689
	xiv	GAVIN SOLMENESE LLC	Other	$0	$136,472	$0	$21,648
	xv	CHIPMAN BROWN CICERO	Special Counsel	$0	$1,986,908	$0	$335,087

b. c.				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
All professional fees and expenses (debtor & committees)

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0
b. Postpetition income taxes paid (local, state, and federal)	$0	$0
c. Postpetition employer payroll taxes accrued	$837	$2,384,721
d. Postpetition employer payroll taxes paid	$-1,423	$-2,824,384
e. Postpetition property taxes paid	$0	$0
f. Postpetition other taxes accrued (local, state, and federal)	$0	$0
g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐ No ☒
b. Were any payments made outside the ordinary course of business	Yes ☐ No ☒
without court approval? (if yes, see Instructions)
c. Were any payments made to or on behalf of insiders?	Yes ☐ No ☒

Debtor's Name	GREGG APPLIANCES, INC.	Case No. 17-01303

d. Are you current on postpetition tax return filings?	Yes ☒ No ☐
e. Are you current on postpetition estimated tax payments?	Yes ☒ No ☐
f. Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐
g. Was there any postpetition borrowing, other than trade credit?	Yes ☐ No ☒
(if yes, see Instructions)
h. Were all payments made to or on behalf of professionals approved by	Yes ☒ No ☐ N/A ☐
the court?
i. Do you have: Worker's compensation insurance?	Yes ☒ No ☐
If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
Casualty/property insurance?	Yes ☒ No ☐
If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
General liability insurance?	Yes ☒ No ☐
If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)
j. Has a plan of reorganization been filed with the court?	Yes ☐ No ☒
k. Has a disclosure statement been filed with the court?	Yes ☒ No ☐
l. Are you current with quarterly U.S. Trustee fees as	Yes ☒ No ☐
set forth under 28 U.S.C. § 1930?

Part 8: Individual Chapter 11 Debtors (Only)

a. Gross income (receipts) from salary and wages	$0
b. Gross income (receipts) from self-employment	$0
c. Gross income from all other sources	$0
d. Total income in the reporting period (a+b+c)	$0
e. Payroll deductions	$0
f. Self-employment related expenses	$0
g. Living expenses	$0
h. All other expenses	$0
i. Total expenses in the reporting period (e+f+g+h)	$0
j. Difference between total income and total expenses (d-i)	$0
k. List the total amount of all postpetition debts that are past due	$0
l. Are you required to pay any Domestic Support Obligations as defined by 11	Yes ☐ No ☒
U.S.C § 101(14A)?
m. If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Debtor's Name	GREGG APPLIANCES, INC.	Case No. 17-01303

Privacy Act Statement
28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).
I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting  documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.
/s/ KEVIN KOVACS	KEVIN KOVACS
Signature of Responsible Party	Printed Name of Responsible Party

CHIEF FINANCIAL OFFICER	09/17/2021
Title	Date